Exhibit 99.1

AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 1 to STOCK PURCHASE AGREEMENT (this “Amendment”) is made as of October 3, 2012 by and among RLJ Acquisition, Inc., a Nevada corporation (“Buyer”), RLJ Entertainment, Inc., a Nevada corporation (“Holdings”), Acorn Media Group, Inc., a District of Columbia corporation (the “Company”), the shareholders of the Company listed on the attached Exhibit A (each, a “Shareholder” and collectively, the “Shareholders”), and Peter Edwards, as the Shareholder Representative (the “Shareholder Representative”), and amends that certain Stock Purchase Agreement, dated as of April 2, 2012 by and among Buyer, Holdings, the Company, the Shareholders and the Stockholder Representative (the “Agreement”). Capitalized terms not otherwise defined herein have the meanings assigned thereto in the Agreement.

WHEREAS, pursuant to Section 9.14 of the Agreement, the parties desire to amend the Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.          Amendments.

(a)          Section 1.2.1 (i) of the Agreement is hereby amended and restated in its entirety as follows:

“(i)          The portion of the Purchase Price for the Stock payable to each Shareholder in cash (the “Aggregate Cash Purchase Price”) shall consist, in the aggregate, of the dollar amount equal to (a) $96,818,343.00 in cash, plus (b) an amount equal to the aggregate ACL Transaction Costs as set forth on the ACL Transaction Costs Spreadsheet, less (c) the sum of (i) an amount equal to the aggregate Transaction Costs of the Company and the Company Subsidiaries as set forth on the Transaction Costs Spreadsheet (including the Subsidiary Option Cancellation Payments and the Minority Buyout Payments, and any other costs relating thereto (including stamp duty and employer’s national insurance contributions payable in respect of such payments), (ii) the Term Loan Repayment Amount and the Sub-Debt Repayment Amount), and (iii) an amount equal to the aggregate amount of ACL Transaction Costs funded from working capital of the Company or any Company Subsidiary. The Aggregate Cash Purchase Price shall be allocated to the Shareholders in the proportions set forth on Exhibit A hereto under the heading “Cash Amount Percentage,” subject to the adjustment, if any, set forth on Exhibit A hereto under the heading “Individual Adjustments to Cash.” The Aggregate Cash Purchase Price shall be subject to adjustment post-Closing as provided in Section 1.2.3. The aggregate net cash purchase price payable to the Shareholders is referred to as the “Net Cash Purchase Price.””

(b)          Section 1.2.1(a)(ii) of the Agreement is hereby amended and restated in its entirety as follows:

“(ii)         The portion of the Purchase Price for the Stock payable to each Shareholder in shares of Holdings Common Stock (the “Stock Purchase Price”) shall consist, in the aggregate, of 1,575,000 shares of Holdings Common Stock, and such shares of Holdings Common Stock, and the number of Registered Shares and Private Placement Shares payable to each Shareholder, shall be allocated to the Shareholders as specified on Exhibit A hereto under the headings “Registered Shares Amount” and “Private Placement Shares Amount”.”

(c)          Section 1.2.1(a) (iii) of the Agreement is hereby amended and restated in its entirety as follows:

“(iii)        The portion of the Purchase Price for the Stock payable to each Shareholder in Holdings Warrants (the “Warrant Purchase Price” and, together with the Net Cash Purchase Price and the Stock Purchase Price, the “Net Purchase Price”) shall consist, in the aggregate, of 1,150,000 Holdings Warrants, and the number of Registered Warrants and Private Placement Warrants payable to each Shareholder, shall be allocated to the Shareholders as specified on Exhibit A hereto under the headings “Registered Warrants Amount” and “Private Placement Warrants Amount”.”

(d)          The following new Section 2A.6 is hereby added to the end of Article IIA of the Agreement:

“2A.6.          Investment and Governmental Compliance Representations

(a)          Each Shareholder is acquiring its portion of (i) an aggregate of 575,000 shares of Holdings Common Stock included in the Stock Purchase Price (the “Private Placement Shares”) and (ii) an aggregate of 150,000 Holdings Warrants included in the Warrant Purchase Price (the “Private Placement Warrants” and, together with the Private Placement Shares, the “Private Placement Securities”) for such Shareholder’s own account for investment purposes only and not with a view to or for the resale, distribution, subdivision or fractionalization thereof. Each Shareholder understands that (x) the Private Placement Securities have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent expressed herein and (y) the Private Placement Securities will bear a legend to such effect.

(b)          By reason of its business or financial experience, each Shareholder has the capacity to protect its own interest in connection with the transactions contemplated hereby, is able to evaluate and bear the risks of an investment in Holdings, and time can afford a complete loss of such investment.

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(c)          Each Shareholder is aware of Holding’s business affairs and financial condition and has acquired sufficient information about Holdings and the transactions contemplated by the Merger Agreement and this Agreement to reach an informed and knowledgeable decision to acquire an interest in Holdings. During the negotiation of the transactions contemplated hereby, each Shareholder and its representatives have been afforded full and free access to corporate books, financial statements, records, contracts, documents, and other information concerning Holdings and the transactions contemplated by the Merger Agreement and this Agreement, have been afforded an opportunity to ask such questions of Holdings’ officers and employees concerning Holdings’ business, operations, financial condition, assets, liabilities and other relevant matters and they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the investment contemplated herein.

(d)          Each Shareholder acknowledges that the Private Placement Securities have not been registered under the Securities Act, or any state securities laws, inasmuch as they are being acquired in a transaction not involving a public offering and, under such laws and subject to the transfer restrictions set forth herein, may not be resold or transferred by such Shareholder without appropriate registration or the availability of an exemption from such requirements. In this connection, each Shareholder represents that it is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(e)          Each Shareholder is subject to the Laws of the United States of America and is in full compliance with all Laws relating to bribery, corruption, fraud, money laundering, the Foreign Corrupt Practices Act of 1977, as amended, and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001.

(f)          (i) No individual who owns, controls, or has the power to vote more than five percent (5%) of the equity interests of a Shareholder, or otherwise controls or has the power to control a Shareholder appears on any Government Lists, (ii) none of the officers, directors, partners or managers of any Shareholder appears on any Government Lists, and (iii) no Shareholder transacts business on behalf of, or for the direct or indirect benefit of, any Person named on any Government Lists.

(f)          No Affiliate of any Shareholder is named on any Government Lists.

(g)          Each Shareholder is an “Accredited Investor” as such term is defined in Regulation D promulgated under the Securities Act.”

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(e)          Section 3.10 of the Agreement is hereby amended and restated in its entirety as follows:

“3.10.         Investment and Governmental Compliance Representations

(a)          The shares of Holdings Common Stock to be issued in accordance with Section 1.2.1(a)(ii) will be duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, Holdings’ Articles of Incorporation or By-Laws or any agreement to which Holdings shall be a party or be bound.

(b)          The shares of Holdings Common Stock to be issued in accordance with Section 1.2.1(a)(ii) other than the Private Placement Shares (the “Registered Shares”) will be registered under the Securities Act and the Exchange Act and registered or exempt from registration under applicable state securities or “blue sky” laws

(c)          The Holdings Warrants to be issued in accordance with Section 1.2.1(a)(iii), when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued and the Holdings Warrant Shares, when issued and delivered in accordance with the terms of this Agreement and the Holdings Warrants will be duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, Holdings’ Articles of Incorporation or By-Laws or any agreement to which Holdings shall be a party or be bound.

(d)          The Holdings Warrants, other than the Private Placement Warrants (the “Registered Warrants”), and the Holdings Warrant Shares, when issued and delivered in accordance with the terms of this Agreement and Holdings Warrants, other than the Holdings Warrants Shares issued and delivered in accordance with the terms of the Private Placement Warrants, will be registered under the Securities Act and the Exchange Act and exempt from registration under applicable state securities or “blue sky” laws.

(e)          Holdings has duly reserved for issuance all of the shares of Holdings Common Stock comprising the Stock Purchase Price and the Holdings Warrant Shares.

(f)          Section 4.10 of the Agreement is hereby amended and restated in its entirety as follows:

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“4.10.         INTENTIONALLY OMITTED

(g)          Section 4.15 of the Agreement is hereby amended and restated in its entirety as follows:

“4.15.         Payoff Letters

The Company shall deliver to Buyer immediately prior to the Closing Date payoff letters from SunTrust Bank specifying the amounts payable to SunTrust Bank in connection with the repayment of the Senior Term Loan as of the Closing Date (the “Term Loan Repayment Amount”).”

(h)          Section 6.19 of the Agreement is hereby amended by adding the phrase “other than the Private Placement Shares” after the phrase “in accordance with Section 1.2.1(a)(ii)” and by adding the phrase “other than the Holdings Warrants Shares issuable upon exercise of the Private Placement Warrants” after the phrase “and (b) the Holdings Warrants Shares”.

(i)          The following new Section 6.26 is hereby added to the end of Article VI of the Agreement:

“6.26         Registration Rights

“Holdings and the Shareholders hereby acknowledge and agree that (a) each of the Peter Edwards ESBT Trust, the Edwards Family Trust - Sara Edwards, the Edwards Family Trust - William Edwards and Miguel Penella shall be entitled to registration rights with respect to all of the Registered Shares and all of the Registered Warrants issued to such Shareholders in accordance with this Agreement, and all of the Holdings Warrant Shares issuable upon the exercise of such Registered Warrants, and (b) each Shareholder shall be entitled to registration rights with respect to all of the Private Placement Shares and Private Placement Warrants issued in accordance with this Agreement, and all of the Holdings Warrant Shares issuable upon the exercise of the Private Placement Warrants, in each case, pursuant to the terms of a registration rights agreement to be entered into by Holdings and the Shareholders at Closing. The registration rights described in this Section 6.26 shall be pari passu to the registration rights granted by Holdings pursuant to that certain Preferred Stock Purchase Agreement, dated as of the date hereof, by and among Holdings, Buyer and the holders of preferred stock of Image set forth on the signature page thereto.”

(j)          The following new definitions are hereby added in alphabetical order to Annex A of the Agreement:

“Aggregate Cash Purchase Price”: Is defined in Section 1.2.1(a)(i).

“Government Lists”: (a) The two lists maintained by the United States Department of Commerce (Denied Persons and Entities); (b) the list maintained by the United States Department of Treasury (Specially Designated National and Blocked Persons); (c) the two lists maintained by the United States Department of State (Terrorist Organizations and Debarred Parties); and (d) any other lists of terrorists, terrorist organizations or narcotics traffickers maintained pursuant to any of the rules and regulations of the Office of Foreign Assets Control, the U.S. Department of the Treasury, or by any other Governmental Body.

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“Private Placement Securities”: Is defined in Section 2A.6.

“Private Placement Shares”: Is defined in Section 2A.6.

“Private Placement Warrants”: Is defined in Section 2A.6.

“Registered Shares”: Is defined in Section 3.10(b).

“Registered Warrants”: Is defined in Section 3.10(d).

(k)          The definitions of “Per Share Cash Purchase Price,” “Per Share Stock Purchase Price” and “Per Share Warrant Purchase Price” are hereby deleted from Annex A of the Agreement:

(l)          The definition of “Redemption Rights” in Annex A of the Agreement is hereby amended and restated in its entirety as follows:

“Redemption Rights”: The redemption rights provided for in Section 9.2 of Article IX of the Buyer Articles of Incorporation by holders of the outstanding shares of Buyer Common Stock.

(m)          Exhibit A to the Agreement is hereby deleted and replaced with Exhibit A to this Amendment.

2.          Reaffirmation. In all respects not inconsistent with the terms and provisions of this Amendment, the Agreement shall continue to be in full force and effect in accordance with the terms and conditions thereof, and is hereby ratified, adopted, approved and confirmed by the parties hereto. From and after the date hereof, each reference to the Agreement in any other instrument or document shall be deemed a reference to the Agreement as amended hereby, unless the context otherwise requires.

3.          Governing Law. This Amendment and all Claims or causes of action (whether in contract, tort, or otherwise) that may be based upon, arise out of or relate to this Amendment, or the negotiation, execution or performance of this Amendment (including any Claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Amendment or as an inducement to enter into this Amendment) shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice-of-law principles that might otherwise require or allow the application of the laws of some other jurisdiction

4.          Counterparts. This Amendment may be executed and delivered in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, .pdf or other electronic means shall be effective as delivery of a manually executed counterpart to the Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

RLJ ENTERTAINMENT, INC.

By:	/s/ H. Van Sinclair
Name: H. Van Sinclair
Title: President and CEO

RLJ ACQUISITION, INC.

By:	/s/ H. Van Sinclair
Name: H. Van Sinclair
Title: President and CEO

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

ACORN MEDIA GROUP, INC.

By:	/s/ Peter D. Edwards
Name: Peter D. Edwards
Title: Chairman

SHAREHOLDER REPRESENTATIVE

/s/ Peter D. Edwards
Name: Peter D. Edwards

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

PETER EDWARDS ESBT TRUST

By:	/s/ Peter D. Edwards
Name: Peter D. Edwards
Title: Trustee

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

EDWARDS FAMILY TRUST - SARA EDWARDS

By:	/s/ Peter D. Edwards
Name: Peter D. Edwards
Title: Trustee

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

EDWARDS FAMILY TRUST - WILLIAM EDWARDS

By:	/s/ Peter D. Edwards
Name: Peter D. Edwards
Title: Trustee

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

JRE ACORN IRREVOCABLE TRUST FBO JUSTINE K. EPSTEIN

Clearbridge, LLC, Trustee
By:	/s/ Miles C. Padgett
Name: Miles C. Padgett
Title: Trust Manager, JRE Acorn Irrevocable
Trust FBO Justine K. Epstein

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

JRE ACORN IRREVOCABLE TRUST FBO JULES R. FEENEY

Clearbridge, LLC, Trustee
By:	/s/ Miles C. Padgett
Name: Miles C. Padgett
Title: Trust Manager, JRE Acorn Irrevocable
Trust FBO Jules R. Feeney

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

JAMES EPSTEIN

/s/ James Epstein
Name: James Epstein

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

JOHN LORENZ

/s/ John Lorenz
Name: John Lorenz

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

LORENZ FAMILY TRUST FOR JOSEPH LORENZ

By:	/s/ Christine Simpson
Name: Christine Simpson
Title: Trustee

By:	/s/ Scott Ward
Name: Scott Ward
Title: Trustee

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

LORENZ FAMILY TRUST FOR PETER LORENZ

By:	/s/ Christine Simpson
Name: Christine Simpson
Title: Trustee

By:	/s/ Scott Ward
Name: Scott Ward
Title: Trustee

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

GEORGE DELTA

/s/ George Delta
Name: George Delta

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

DELTA FAMILY TRUST FOR KAYLA DELTA

By:	/s/ George Delta
Name: George Delta
Title: Trustee

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

DELTA FAMILY TRUST FOR MARA DELTA

By:	/s/ George Delta
Name: George Delta
Title: Trustee

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

MARSHA LUTZ

/s/ Marsha Lutz
Name: Marsha Lutz

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

ROZANNE HAKALA

/s/ Rozanne Hakala
Name: Rozanne Hakala

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

GEORGE W. OWENS TRUST FOR GRANDCHILDREN DATED 11/19/91

By:	/s/ Gregory D. Owens
Name: Gregory D. Owens
Title: Trustee

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

CAROL E. OWENS TRUST

By:	/s/ Carol E. Owens
Name: Carol E. Owens
Title: Trustee

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

MIGUEL PENELLA

/s/ Miguel Penella
Name: Miguel Penella

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

Pursuant to a Nonqualified Stock Option Agreement Exercise Notice, dated of even date herewith, the undersigned holder of an Option to purchase shares of Stock has agreed to exercise such Option contingent upon, and effective immediately prior to, the Closing and, in connection therewith, has agreed to join and become a party to the Purchase Agreement, as amended hereby, as a Shareholder, effective immediately prior to the Closing.

MARK STEVENS

/s/ Mark Stevens
Name: Mark Stevens

[Signature Page to Amendment No. 1 to Stock Purchase Agreement by and among
RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of
Acorn Media Group, Inc. and Peter Edwards as the shareholder representative]

EXHIBIT A

LIST OF SHAREHOLDERS